Fees Summary	Mar. 09, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,141.98
Total Fee Amount	1,141.98
Total Transaction Valuation	8,269,243.00
Total Offset Amount	0.00
Net Fee	$ 0.00